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March 10, 2000


VIA EDGAR
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Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Re:  AUSA Life Insurance Company, Inc. Separate Account C -
     AUSA Marquee Variable Annuity
     File No.333-65145, 811-9062, CIK 947506
     Rule 30b2-1 Filing

Commissioners:

As required by Rule 30d-2 under the Investment Company Act of 1940, as amended (the "Act"), AUSA Life Insurance Company, Inc. Separate Account C, a unit investment trust registered under the Act, mailed to its contract owners the annual report for the following underlying management investment companies:
Variable Insurance Products Fund, Variable Insurance Products Fund II, Dreyfus Variable Investment Fund, T. Rowe Price International Series, Inc., T. Rowe Price Equity Series, Inc. and OCC Accumulation Trust. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

Pursuant to Rule 30d-1 under the Act, the following annual reports were filed with the Commission via EDGAR on the dates indicated:

 .    Variable Insurance Products Fund (CIK:  356494) filed February 28, 2000
 .    Variable Insurance Products Fund II (CIK:  831016) filed February 28, 2000
 .    Dreyfus Variable Investment Fund (CIK:  813383) filed February 23, 2000
 .    T. Rowe Price International Series, Inc. (CIK:  918292) filed March 8, 2000
 .    T. Rowe Price Equity Series, Inc.(CIK:  918294)
        T. Rowe Price Equity Income Portfolio filed March 8, 2000
        T. Rowe Price New America Growth Portfolio filed March 8, 2000
 .    OCC Accumulation Trust (CIK:  923185) filed February 18, 2000
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To the extent necessary, these filings are incorporated herein by reference.

Very truly yours,

/s/ Gregory E. Miller-Breetz
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    Gregory E. Miller-Breetz
    Assistant General Counsel